PHOENIX HIGH YIELD SECURITIES FUND
                     A SERIES OF PHOENIX MULTI-SERIES TRUST

            Supplement dated November 17, 2006 to the Prospectus and Statement of Additional Information dated February 15, 2006

IMPORTANT NOTICE TO INVESTORS

         On November 16, 2006, the Board of Trustees of the Phoenix Multi-Series Trust voted to liquidate the PHOENIX HIGH YIELD SECURITIES FUND. Based on recommendation by management, the Trustees determined that liquidation is in the best interest of the shareholders and voted to direct the mandatory redemption of all shares of the Fund. Effective November 27, 2006, the Phoenix High Yield Securities Fund will be closed to new investors and additional investor deposits.

         On or about December 21, 2006, the Fund will be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of the Phoenix High Yield Securities Fund for shares of the same class of any other Phoenix Fund. Phoenix Funds include those mutual funds advised or subadvised by the Adviser or its advisory affiliates and distributed by the Distributor, provided such other mutual funds extend reciprocal privileges to shareholders of the Phoenix Funds. Shareholders may also redeem their shares at any time prior to the Fund's liquidation on December 21, 2006. There will be no fee or sales charges associated with exchange requests and deferred sales charges will be waived on redemptions of Class C Shares.

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

PXP 694/Close HYSF (11/06)